Income taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
The components of loss before income taxes for the years ended December 31, 2018, 2017, and 2016, are presented below:

	2018	2017	2016
Domestic	$(9,702,869)	$(6,526,706)	$(5,950,862)
Foreign	(679,190)	(2,731,941)	(2,519,799)
Loss before income taxes	$(10,382,059)	$(9,258,647)	$(8,470,661)

Income taxes computed using the federal statutory income tax rate differs from the Company’s effective tax rate for the years ended December 31, 2018, 2017, and 2016, primarily due to the following:

	2018	2017	2016
Income tax benefit	$(2,180,233)	$(3,147,940)	$(2,880,025)
State and provincial income tax, net of federal benefit	(534,789)	(678,438)	(604,354)
Permanent differences	53,795	(2,923)	234,247
US-Foreign rate differential	(13,955)	371,551	359,729
Other, net	1,182,900	(98,947)	73,220
Effect of tax reform	0	3,687,844	—
	(1,492,282)	131,147	(2,817,183)
Change in valuation allowance	1,492,282	(131,147)	2,817,183
Total income tax	$—	$—	$—

Included in Other for 2018 are $0.4 million related to state tax rate changes and $0.6 million related to foreign currency changes.
As of December 31, 2018, the Company has domestic net operating loss carryforwards of approximately $37.8 million, after consideration of limitations pursuant to section 382, to offset future federal taxable income, which begin to expire in 2031. The future utilization of certain historic net operating loss and tax credit carryforwards, however, is subject to annual use limitations based on the change in stock ownership rules of Internal Revenue Code Sections 382 and 383. The Company experienced a change in ownership under these rules during 2012 and revised its calculation of net operating loss carryforwards based on annual limitation rules. The Company also has foreign net operating loss carryforwards and research loss carryforwards totaling approximately $14.0 million and foreign research and development expense tax credits of approximately $2.6 million at December 31, 2018, which expire at various times commencing in 2019. Since the Company has incurred only losses from inception and there is uncertainty related to the ultimate use of the loss carryforwards and tax credits, a valuation allowance has been recognized to offset the Company’s deferred tax assets, and no benefit for income taxes has been recorded.
Significant components of the Company’s deferred tax assets and liabilities are as follows:

	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$14,120,607	$12,411,425
Foreign research and development tax credit carryforwards	2,628,190	2,832,340
Property and equipment	463,343	482,161
Other	19,695	13,627
Total deferred tax assets	$17,231,835	$15,739,553
Valuation allowance	$(17,231,835)	$(15,739,553)
Net deferred tax assets	$—	$—

The valuation allowance increased by $1.5 million during 2018 and increased by $131,147 during 2017. The increase in 2018 is primarily due to increases in net operating loss carryforwards.
The increase in 2017 was primarily due to increases in foreign research and development tax credits and property and equipment, partially offset by a reduction in the U.S. deferred tax assets resulting from the impact of U.S. tax reform.